EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 (AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of General Metals Corporation  (the “Company”) on Form 10-Q for the period ended January 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel J. Forbush, Chief Financial Officer, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date:  March 14, 2011

/s/ Daniel J. Forbush
Daniel J. Forbush
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer

The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002.